THIS PRIVATE PLACEMENT SUBSCRIPTION AGREEMENT (THE "AGREEMENT") RELATES TO AN OFFERING OF SECURITIES TO ONLY THOSE U.S. RESIDENTS WHO ARE "ACCREDITED INVESTORS" AS DEFINED IN RULE 501 OF REGULATION D UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"); AND TO PERSONS WHO ARE NOT U.S. PERSONS (AS DEFINED HEREIN) PURSUANT TO REGULATION S UNDER THE 1933 ACT.

NONE OF THE SECURITIES TO WHICH THIS AGREEMENT RELATES HAVE BEEN REGISTERED UNDER THE 1933 ACT, AND, UNLESS SO REGISTERED, NONE MAY BE OFFERED OR SOLD IN THE UNITED STATES OR TO U.S. PERSONS EXCEPT PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT.

PRIVATE PLACEMENT SUBSCRIPTION AGREEMENT

TO: Life Systems Corp., a Nevada corporation (the "Company")

8717 - 148th Avenue N.E.

Redmond, Washington 98052

Purchase of Securities

1. Subscription

1.1 The undersigned (the "Subscriber") hereby irrevocably subscribes for and agrees to purchase from the Company 670,000 units (the "Units") at a price of $US 1.50 per Unit (such subscription and agreement to purchase being the "Subscription"), for the total purchase price of $US 1,005,000 (the "Subscription Proceeds"), which is tendered as hereinafter provided under section 2 of this Agreement, on the basis of the representations and warranties and subject to the terms and conditions set forth herein. Each unit consists of one share of the Company's common stock ("Common Share") and one non-transferable Common Share purchase warrant (the "Purchase Warrant") which entitles the holder to purchase one Common Share at an exercise price of $US 1.50 per Common Share until the expiration of the Purchase Warrants at 4:00 p.m. (Seattle time) on May 31, 2003. The Units, Common Shares and Purchase Warrants are collectively referred to herein as the "Securities". This Subscription is part of a private placement of up to $US 1,500,000.

1.2 The Company hereby irrevocably agrees to sell, on the basis of the representations and warranties and subject to the terms and conditions set forth herein, to the Subscriber the Securities.

1.3 Subject to the terms hereof, the Subscription will be effective upon its acceptance by the Company.

2. Payment

2.1 The Subscription Proceeds must accompany this Subscription and shall be paid:

(a) as to $US 502,500 by certified cheque or bank draft drawn on a chartered bank made payable to "Life Systems Corp." or by wire transfer to the Company's bank account, and;

(b) as to the remaining $US 502,500 by certified cheque bank draft drawn on a chartered bank made payable to Clark, Wilson Barristers and Solicitors or by wire transfer to the bank account of Clark, Wilson, Barristers and Solicitors, together with irrevocable instructions to such firm, to the attention of David Cowan directing that such monies be released to Life Systems Corp. immediately upon receipt of a copy of notification from the S.E.C. evidencing the acceptance for filing of a registration statement qualifying the Securities for resale;

2.2 If the Company has not filed a registration statement qualifying the Securities for resale within 60 days following the date of this Subscription Agreement then upon receipt by the Company of Subscriber's written demand, the Company shall repurchase from the Subscriber his 670,000 Common Shares at the purchase price of $1.50 per share. If the Company files the registration statement within 60 days but later withdraws such registration statement from consideration by the SEC then upon receipt by the Company of Subscriber's written demand, the Company shall repurchase from the Subscriber his 670,000 Common Shares at the purchase price of $1.50 per share.

3. Documents Required from Subscriber

3.1 The Subscriber must complete, sign and return to the Company two (2) executed copies of this Agreement.

3.2 The Subscriber shall complete, sign and return to the Company as soon as possible on request by the Company any documents, questionnaires, notices and undertakings as may be required by regulatory authorities, stock exchanges and applicable law.

4. Closing

4.1 Closing of the offering of the Securities (the "Closing") shall occur on such date or dates as shall be determined by the Company (the "Closing Dates").

5. Acknowledgements of Subscriber

5.1 The Subscriber acknowledges and agrees that:

(a) the Securities have not been registered under the Securities Act of 1933 (the "1933 Act"), or under any state securities or "blue sky" laws of any state of the United States, and, unless so registered, may not be offered or sold in the United States or to U.S. Persons, as that term is defined in Regulation S under the 1933 Act ("Regulation S"), except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the 1933 Act;

    the decision to execute this Agreement and purchase the Securities agreed to be purchased hereunder has not been based upon any oral or written representation as to fact or otherwise made by or on behalf of the Company.

    No representation or inducement has been made to Subscriber which conflicts with the information in this subscription agreement.

    if the Company has presented a business plan to the Subscriber, the Subscriber acknowledges that the business plan may not be achieved or be achievable;

    no securities commission or similar regulatory authority has reviewed or passed on the merits of the Securities;

    there is no government or other insurance covering the Securities;

    Subscriber has been provided with all materials and information requested by Subscriber or his or her representatives, including any information requested to verify any information furnished, and Subscriber has been provided the opportunity for direct communication with the Company and its representatives regarding the purchase made by this Agreement, including the opportunity to ask questions of and receive answers from the executive officers and directors of the Company;

    there are restrictions on the Subscriber's ability to resell the Securities and it is the responsibility of the Subscriber to find out what those restrictions are and to comply with them before selling the Securities;

    the Company has advised the Subscriber that the Company is relying on an exemption from the requirements to provide the Subscriber with a prospectus and to sell the Securities through a person registered to sell securities and, as a consequence of acquiring securities pursuant to this exemption, certain statutory protections, rights and remedies including certain statutory rights of rescission or damages, will not be available to the Subscriber;

    by execution hereof the Subscriber has waived the need for the Company to communicate its acceptance of the purchase of the Securities pursuant to this Agreement;

    the Company is entitled to rely on the representations and warranties and the statements and answers of the Subscriber contained in this Agreement, and the Subscriber will hold harmless the Company from any loss or damage it or they may suffer under United States Securities laws as a result of the Subscriber's failure to correctly complete this Agreement;

    the issuance and sale of the Securities to the Subscriber will not be completed if acceptance would be unlawful or if, in the discretion of the Company, acting reasonably, acceptance is not in the best interests of the Company;

    it has been advised and encouraged to consult its own legal, tax, financial and other advisors with respect to the merits and risks of an investment in the Securities and with respect to applicable resale restrictions and it is solely responsible (and the Company is not in any way responsible) for compliance with applicable resale restrictions;

    no representation has been made to the Subscriber that the Securities will be successfully qualified for free-trading on any stock exchange or automated dealer quotation system;

    the offer to subscribe for the Securities made by the Subscriber herein is irrevocable;

    intentionally deleted

    the Securities may not be offered or sold to a U.S. Person or for the account or benefit of a U.S. Person (other than a distributor) except in compliance with United States securities laws;

    this subscription is subject to rejection or allotment by the Company in whole or in part;

    the Subscriber has been fully advised of the financial condition of the Company and has been allowed to review all relevant financial and legal documentation;

    the Subscriber understands the risks of an investment in the Company and acknowledges that an investment in the Company is speculative and involves high risks; and

    this Agreement is not enforceable by the Subscriber unless it has been accepted by the Company.

6. Representations, Warranties and Covenants of the Subscriber

6.1 The Subscriber hereby represents and warrants to and covenants with the Company (which representations, warranties and covenants shall survive the Closing) that:

(a) unless the Subscriber's address shown on the execution page of this Agreement is within the United States, the offer was not made to the Subscriber when he was in the United States and at the time this Agreement was executed the Subscriber was outside the United States;

(b) unless the Subscriber's address shown on the execution page of this Agreement is within the United States, the Subscriber is not a U.S. Person as defined under Regulation S (the definition of "U.S. Person" is attached to this subscription Agreement as Schedule A);

(c) unless the Subscriber's address shown on the execution page of this Agreement is within the United States, the Subscriber is not and will not be purchasing the Securities for the account or benefit of, directly or indirectly, a U.S. Person; and that no sale of any portion of the Securities has been prearranged with a purchaser in the United States; and neither the Subscriber nor any of its affiliates nor any person acting on the Subscriber's or any such affiliate's behalf has engaged or intends to engage in any "directed selling efforts", as defined in Regulation S, with respect to the Securities; and the Subscriber hereby agrees to resell the Securities only in accordance with the provisions of Regulation S, pursuant to registration under the 1933 Act, or pursuant to an available exemption from registration; and agrees not to engage in hedging transactions with regard to the Securities unless in compliance with the 1933 Act;

(d) the Subscriber has the legal capacity and competence to enter into and execute this Subscription and to take all actions required pursuant hereto and, if the Subscriber is a corporation, it is duly incorporated and validly subsisting under the laws of its jurisdiction of incorporation and all necessary approvals by its directors, shareholders and others have been obtained to authorize execution and performance of this Subscription on behalf of the Subscriber;

(e) the entering into of this Subscription and the transactions contemplated hereby do not result in the violation of any of the terms and provisions of the constating documents of the Subscriber or of any agreement, written or oral, to which the Subscriber may be a party or by which the Subscriber is or may be bound;

(f) the Subscriber is at arm's length (as that term is customarily defined) with the Company;

(g) the Subscriber has duly executed and delivered this Subscription and it constitutes a valid and binding agreement of the Subscriber enforceable against the Subscriber;

(h) it is not an underwriter of, or dealer in, the securities of the Company, nor is the Subscriber participating, pursuant to a contractual agreement or otherwise, in the distribution of the Securities;

(i) it is purchasing the Securities for its own account or for an account with respect to which it exercises sole investment discretion, and that it or such account is acquiring the Securities for investment purposes and not for distribution;

(j) it understands and agrees that none of the Securities has been registered under the 1933 Act, and they may not be sold except as permitted in paragraph 6.1 (k) below;

(k) it understands and agrees

(1) that the Securities are being offered only in a transaction not involving any public offering within the meaning of the 1933 Act, and

(2) that:

(A) if within one year after the date of original issuance of the Securities, while it is an affiliate (an "Affiliate") (within the meaning of Rule 144 under the 1933 Act ("Rule 144")) of the Company, or if within three months after it ceases to be an Affiliate of the Company, it decides to resell, pledge or otherwise transfer any of the Securities on which the legend as set forth below appears, such Securities may be resold, pledged or transferred only

(I) to the Company,

(II) so long as the Securities are eligible for resale pursuant to Rule 144A under the 1933 Act ("Rule 144A"), to a person whom the seller reasonably believes is a qualified institutional investor buyer ("QIB") as that term is defined in Rule 144A(a)(1) that purchases for its own account or for the account of a QIB to whom notice is given that the resale, pledge or transfer is being made in reliance on Rule 144A (as indicated by the box checked by the transferor on the certificate of transfer on the reverse of the Securities certificate(s),

(III) in an offshore transaction in accordance with Regulation S (as indicated by the box checked by the transferor on the certificate of transfer on the reverse of the Securities certificate(s)),

(IV) to an Institutional Accredited Investor (as indicated by the box checked by the transferor on the certificate of transfer on the reverse of the Securities certificate(s)), who has certified to the Company that such transferee is an Institutional Accredited Investor and is acquiring such security for investment purposes and not for distribution,

(V) pursuant to an exemption from registration provided by Rule 144 (if applicable) under the 1933 Act, or

(VI) pursuant to an effective registration statement under the 1933 Act, in each case in accordance with any applicable securities laws of any state of the United States,

(B) the purchaser will, and each subsequent holder is required to, notify any purchaser of the Securities from it of the resale restrictions referred to in clause (A) above, if then applicable, and

(C) with respect to any transfer of the Securities by an Institutional Accredited Investor, such holder will deliver to the Company such certificates and other information as it may reasonably require to confirm that the transfer by it complies with the restrictions set forth in this paragraph 6.1 (k);

(l) it understands and agrees that the notification requirement referred to in paragraph 6.1 (k) above will be satisfied by virtue of the fact that a legend, similar to the legend set out in Schedule B, will be placed on the certificate(s) representing the Securities unless otherwise agreed by the Company;

(m) it understands and agrees that offers and sales of the Securities prior to the expiration of a period of one year after the date of original issuance of the Securities (the "Restricted Period") shall only be made in compliance with the safe harbor provisions set forth in Regulation S, pursuant to the registration provisions of the 1933 Act or an exemption therefrom, and that all offers and sales after the Restricted Period shall be made only in compliance with the registration provisions of the 1933 Act or an exemption therefrom;

(n) it will not sell or otherwise transfer the Securities except as permitted under the 1933 Act and applicable state securities laws or an exemption therefrom;

(o) it (1) is able to fend for itself in the Subscription; (2) has sufficient knowledge and experience in financial and business matters; (3) has such knowledge and experience in business matters as to be capable of evaluating the merits and risks of its investment in the Securities; (4) is capable of making an informed investment decision with respect to the investment; (5) is able to bear the economic and business risks of its investment including a lack of liquidity and (6) can afford the complete loss of its entire investment;

(p) it understands and agrees that the legend set forth in Schedule B shall not be removed from any Securities purchased by it pursuant to this Subscription unless there is delivered to the Company such satisfactory evidence, which may include an opinion of counsel licensed to practice law in one of the states of the United States of America, as may be reasonably required by the Company, that such Securities are not "restricted" within the meaning of Rule 144;

(q) if it is acquiring the Securities as a fiduciary or agent for one or more investor accounts, it has sole investment discretion with respect to each such account and it has full power to make the foregoing acknowledgements, representations and agreements on behalf of such account;intentionally deleted

(s) it understands and agrees that the Company and others will rely upon the truth and accuracy of the acknowledgements, representations and agreements contained in sections 5 and 6 hereof and agrees that if any of such acknowledgements, representations and agreements are no longer accurate or have been breached, it shall promptly notify the Company;

(t) the Subscriber is not aware of any advertisement of any of the Securities and has not purchased the Securities as a result of any form of general solicitation or general advertising, including advertisements, leaflets, circulars, articles, notices or other communications published in any newspaper, magazine or similar media or broadcast over radio, television or any seminar or meeting whose attendees have been invited by general solicitation or general advertising;

(u) no person has made to the Subscriber any written or oral representations:

(i) that any person will resell or repurchase any of the Securities;

(ii) that any person will refund the purchase price of any of the Securities;

(iii) as to the future price or value of any of the Securities; or

(iv) that any of the Securities will be listed and posted for trading on any stock exchange or automated dealer quotation system or that application has been made to list and post any of the Securities of the Company on any stock exchange or automated dealer quotation system;

(v) the Subscriber has no knowledge of a "material fact" or "material change" (as those terms are defined in the B.C. Act in the affairs of the Company that has not been generally disclosed to the public, save knowledge of this particular transaction;

(w) the Subscriber and any beneficial purchaser for whom it is acting are resident in the jurisdiction set out at the Subscriber's Address below its signature on the execution page of this Subscription Agreement;

(y) if the Subscriber is a resident of the United States, the Subscriber is an "Accredited Investor" as defined in Rule 501 of Regulation D under the 1933 Act. An Accredited Investor is one who meets any of the requirements set forth below. In order to establish the qualification of the Subscriber to invest in the Securities, the information below must be supplied. In this subsection 6.1(x), all amounts are expressed in U.S. dollars. The Subscriber represents and warrants that the Subscriber falls within the category or categories marked and will promptly notify the Company of any changes in the information contained herein. PLEASE INDICATE EACH CATEGORY OF ACCREDITED INVESTOR THAT YOU SATISFY BY PLACING AN "X" ON THE APPROPRIATE LINE BELOW.

_____ Category 1. A bank as defined in Section 3(a)(2) of the 1933 Act whether acting in its individual or fiduciary capacity.

_____ Category 2. A savings and loan institution as defined in Section 3(a)(5)(A) of the 1933 Act, whether acting in an individual or fiduciary capacity.

_____ Category 3. A broker or dealer registered pursuant to Section 15 of the U.S. Exchange Act, as amended with a consolidated net worth according to its most recent audited financials of not less than $US 14,000,000.

_____ Category 4. An insurance company as defined in Section 2(13) of the 1933 Act.

_____ Category 5. An investment company registered under the U.S. Investment Company Act of 1940.

_____ Category 6. A business development company as defined in Section 2(1)(48) of the U.S. Investment Company Act of 1940.

_____ Category 7. A small business investment company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the U.S. Small Business Investment Act of 1958.

_____ Category 8. A plan established and maintained by a state, its political subdivisions or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, with total assets in excess of $US 5,000,000.

_____ Category 9. An employee benefit plan within the meaning of the U.S. Employee Retirement Income Security Act of 1974, if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank, savings and loan association, insurance company or registered investment advisor, or an employee benefit plan with total assets in excess of $US 5,000,000 or, if a self-directed plan, the investment decisions are made solely by persons who are Accredited Investors.

_____ Category 10. A private business development company as defined in Section 202(a)(22) of the U.S. Investment Advisers Act of 1940.

_____ Category 11. An organization described in Section 501(c)(3) of the U.S. Internal Revenue Code, a corporation, a Massachusetts or similar business trust, or a partnership, not formed for the specific purpose of acquiring the Securities, with total assets in excess of $US 5,000,000.

_____ Category 12. A director or executive officer of the Company.

X Category 13. A natural person whose individual net worth(*), or joint net worth with that person's spouse, at the time of purchase exceeds $US 1,000,000.

X Category 14. A natural person who had an individual income (**) in excess of $US 200,000 in each of the two most recent years, or joint venture income with that person's spouse in excess of $US 300,000 in each of those years, and has a reasonable expectation of reaching the same income level in the current year.

_____ Category 15. A trust, with total assets in excess of $US 5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as described under the 1933 Act, Rule 506(b)(2)(ii).

_____ Category 16. An entity in which all of the equity owners are Accredited Investors.

_____ Category 17. An institutional "accredited investor" (as defined in Rule 501(a) under the 1933 Act).

* For the purposes of this Agreement, the term "net worth" means the excess of total assets over total liabilities.

** In determining income, an investor should add to his or her adjusted gross income any amounts attributable to the tax exempt income received, losses claimed as a limited partner in any limited partnership, deductions claimed for depletion, contributions to an Individual Retirement Account or Keogh retirement plan, alimony payments and any amount by which income from long-term capital gains has been reduced in arriving at adjusted gross income.

(z) if the Subscriber is a resident of British Columbia:

(i) (in the case of the purchase by the Subscriber of Securities as principal pursuant to the exemption from prospectus requirements available under subsection 74(2)(4) of the B.C. Act the Subscriber is purchasing as principal for its own account, and not for the benefit of any other person or company, and not with a view to the resale or distribution of all or any of the Securities, a sufficient number of Securities such that the aggregate acquisition cost to the Subscriber is not less than $CAN 97,000 and this Subscription has been duly and validly authorized, executed and delivered by and constitutes a legal, valid and binding agreement of the Subscriber enforceable against it;

(ii) if the Subscriber is not an individual or a corporation, and is purchasing pursuant to the exemption from prospectus requirements available under subsection 74(2)(4) of the B.C. Act, each member of the partnership, syndicate or other unincorporated organization which is the purchaser, or each beneficiary of the trust which is the purchaser, as the case may be, is an individual who has an aggregate acquisition cost for the Securities of at least $CAN 97,000;

(iii) neither the Subscriber nor any party on whose behalf it is acting has been created, established, formed or incorporated solely, or is used primarily, to acquire securities or to permit the purchase of the Securities without a prospectus in reliance on an exemption from the prospectus requirements of applicable securities legislation;

(iv) if the Subscriber is purchasing pursuant to the exemption from prospectus requirements available under subsection 74(2)(4) of the B.C. Act and is not purchasing for its own account:

(1) the Subscriber is:

A. a trust company or an insurer which has received a business authorization under the Financial Institutions Act (British Columbia) or is a trust company or an insurer authorized under the laws of another province or territory of Canada to carry on such business in such province or territory, and the Subscriber is purchasing the Securities as an agent or trustee for accounts that are fully managed by the Subscriber; or

B. an advisor who manages the investment portfolios of clients through discretionary authority granted by one or more clients and the Subscriber is:

i) registered as an advisor under the B.C. Act or the laws of another province or territory of Canada; or

ii) carrying on the business of an advisor outside of Canada in which case:

a) it was not created solely or primarily for the purpose of purchasing securities of the Company;

b) the total asset value of the investment portfolios it manages on behalf of clients is not less than $CAN 20,000,000; and

c) it does not believe and has no reasonable grounds to believe that any resident of British Columbia or any directors, senior officers or other insiders of the Company or any persons carrying on investor relations activities for the Company has a beneficial interest in any of the managed accounts for which it is purchasing; and

the Subscriber is purchasing the Securities as an agent for accounts that are fully managed by the Subscriber;

(2) the aggregate acquisition cost for such Securities is not less than $CAN 97,000;

(aa) if the Subscriber is a resident of Ontario:

(i) in the case of the purchase by the Subscriber of Securities as principal pursuant to the exemption from the prospectus requirements available under Section 72(1)(d) of the Securities Act (Ontario) (the "Ontario Act") the Subscriber is purchasing sufficient Securities so that the acquisition cost is not less than $CAN 150,000;

(ii) (in the case of the purchase by the Subscriber of Securities as agent for a disclosed principal) each beneficial purchaser of the Securities for whom the Subscriber is acting is purchasing as principal for its own account and not for the benefit of any other person a sufficient number of Securities so that each such purchaser has an aggregate acquisition cost for such Securities of not less than $CAN 150,000 and the Subscriber is an agent with due and proper authority to execute all documentation in connection with the purchase on behalf of the beneficial purchaser and this Subscription has been duly authorized, executed and delivered by or on behalf of, and constitutes a legal, valid, binding agreement of the disclosed principal enforceable against it;

(iii) (in the case of the purchase by the Subscriber of Securities as trustee or as agent for a principal which is undisclosed or identified by account number only) the Subscriber is a trust company registered under the Loan and Trust Corporations Act (Ontario) and is purchasing the Securities, having an aggregate acquisition cost of not less than $CAN 150,000, as trustee or as agent for such account which is fully managed by the Subscriber and this Subscription Agreement has been duly authorized, executed and delivered by, and constitutes a legal, valid, binding agreement of the undersigned acting in such capacity enforceable against it;

(iv) if the Subscriber is not an individual or a corporation, each member of the partnership, syndicate or other unincorporated organization which is the beneficial purchaser, or each beneficiary of the trust which is the beneficial purchaser, as the case may be, is an individual who has an aggregate acquisition cost for the Securities of at least $CAN 150,000;

(v) if the Subscriber is not a corporation or an individual (including, without limitation, a syndicate, partnership, trust, association or other form of unincorporated organization), then the Subscriber falls within one of the following categories:

(1) pension plans;

(2) groups of pension plans under common management;

(3) organizations of members of a family fund formed to make investments of family funds;

(4) testamentary trusts and estates;

(5) organizations which have primarily ongoing business activities other than investing in securities;

(6) mutual funds other than private mutual funds (within the meaning of subsection 1(1) of the Ontario Act;

(7) group registered retirement savings plans or group deferred profit sharing plans; or

(8) a partnership, interests in which are offered by prospectus, which in turn invests in securities in reliance upon clause 72(1)(d) of the Ontario Act and Section 27 of the Regulation to the Ontario Act (the "Regulation"), or upon subsection 14(f) of the Regulation;

(bb) if the Subscriber is a resident of Alberta:

(i) in the case of the purchase by the Subscriber of Securities as principal pursuant to the exemption from the prospectus requirements available under Section 107(1)(d) of the Securities Act (Alberta) (the "Alberta Act") the Subscriber is purchasing sufficient Securities so that the aggregate acquisition cost is not less than $CAN 97,000;

(ii) if the Subscriber is not purchasing as principal, it is trading for accounts fully managed by it and it is a trust corporation trading as a trustee or an agent, a portfolio manager trading as an agent, or a person or company trading as an agent, that, except for an exemption under the Securities Act (Alberta) or the regulations thereunder, is required to be registered as a portfolio manager; and

(iii) if the Subscriber is a corporation, syndicate, partnership or other form of unincorporated organization, it pre-existed the offering of the Securities and has a bona fide purpose other than investment in the Securities or, if created to permit such investment, the individual share of the aggregate acquisition cost for each participant for the Securities is not less than $CAN 97,000;

(cc) it understands and agrees that any resale of the Securities, may be subject to resale restrictions contained in the securities legislation applicable to each subscriber or to the proposed transferee which restrictions, in respect of the securities laws of British Columbia, Alberta and Ontario restrict the Securities from transfer until such time as the Company becomes a "reporting issuer" in those jurisdictions. The Company is currently not a reporting issuer in any of British Columbia, Alberta or Ontario nor does the Company presently have any immediate plans to become a reporting issuer in any jurisdiction, which means that Securities acquired by the Subscriber may have to be held indefinitely.

6.2 In this Subscription, the term "U.S. Person" shall have the meaning ascribed thereto in Regulation S under the 1933 Act, which definition is set out in Schedule A and includes an individual resident in the United States and an offshore corporation formed by a U.S. Person principally for the purpose of investing in securities not registered under the 1933 Act.

6.3 In this Subscription, the term "United States" means the United States of America, its territories and possessions, any state of the United States and the District of Columbia).

7. Representations, Warranties and Covenants of the Company

    The Company hereby represents, warrants and covenants to and with the Subscriber (which representations, warranties and covenants shall survive the Closing) that:

    it is duly incorporated and validly subsisting under the laws of its jurisdiction of incorporation and all necessary approvals by its directors, shareholders and others have been obtained to authorize execution and performance of this Subscription on behalf of the Company;

    the entering into of this Subscription and the transactions contemplated hereby do not result in the violation of any of the terms and provisions of any law applicable to, or the constating documents of, the Company or of any agreement, written or oral, to which the Company may be a party or by which the Company is or may be bound;

    the Company has duly executed and delivered this Subscription and it constitutes a valid and binding agreement of the Company enforceable against the Company;

    the information contained in the Registration Statement on Form SB-2 in the form attached hereto is accurate and correct in all material respects; such Registration Statement substantially complies as to form with the requirements of the rules and regulations of the SEC and does not contain an untrue statement of a material effect or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and the financial statements of the Company provided to the Subscriber for the fiscal years ended December 31, 1998, 1999 and 2000, including the notes thereto, have been prepared in accordance with generally accepted accounting principles applied on a consistent basis throughout the periods covered thereby, present fairly in all material respects the financial condition of the Company as of their respective dates and the results of operations of the Company for such periods (subject to normal and recurring year-end adjustments), are correct and complete, and are consistent with the books and records of the Company (which books and records are correct and complete in all material respects);

    the Common Shares being subscribed for pursuant to this Agreement, and the Common Shares issuable upon exercise of the Purchase Warrant have been duly and validly authorized and reserved for issuance. When issued in compliance with the provisions of this Agreement and the Company's constating documents, the Common Shares being subscribed for pursuant to this Agreement and the Common Shares issuable upon exercise of the Purchase Warrant will be validly issued, fully paid and nonassessable, and will be free of any liens or encumbrances other than liens and encumbrances created by or imposed upon the Subscriber; provided, however, that such shares may be subject to restrictions on transfer as set forth in this Agreement or under state and/or federal securities laws or as otherwise required by such laws at the time as transfer is proposed;

    the Company shall not treat the Subscriber as an "affiliate" of the Company (as that term is defined under Rule 144 of the 1933 Act) solely by virtue of the Subscriber's beneficial ownership of Common Shares, where the Subscriber is, directly or indirectly, the beneficial owner of less than 10% of the issued and outstanding Common Shares.

8. Indemnification

8.1 (a) To the extent permitted by law, the Company will indemnify and hold harmless Subscriber (the "Indemnified Party"), against any losses, claims, damages, or liabilities, joint or several, to which it may become subject under the securities laws of any country in connection with the sale by Subscriber of Shares purchased hereunder in an offering exempt under Regulation S, as amended, arising from any actions taken or failed to be taken by the Company or its affiliates and agents; and will reimburse such Indemnified Party for any legal or other expenses reasonably incurred by it in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this paragraph 8.1(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld).

(b) Promptly after receipt by the Indemnified Party under this paragraph of notice of the commencement of any action, the Indemnified Party will, if a claim in respect hereof is to be made against any indemnifying party under this paragraph, notify the indemnifying party in writing of the commencement thereof and the indemnifying party is similarly noticed, to assume the defence thereof with counsel mutually satisfactory to the parties. The failure to notify an indemnifying party promptly of the commencement of any such action, if prejudicial to his ability to defend such action, shall relieve such indemnifying party of any liability to the Indemnified Party under this paragraph, but the omission so to notify the indemnifying party will not relieve it of any liability that it may have to any Indemnified Party otherwise than under this paragraph.

9. Expenses and Legal Fees

9.1 Each of the parties shall be responsible for and shall pay all of their respective costs and expenses incidental to the preparation and carrying out of this Agreement (including any fees and disbursements of any special counsel retained by the Subscriber), whether or not the transactions contemplated hereby are consummated, except that upon acceptance of Subscriber's subscription, the Company shall reimburse Subscriber for legal fees of up to $3,000.

10. Governing Law

10.1 This Subscription Agreement is governed by the laws of the State of Washington and the federal laws of the United States applicable herein.

11. Survival

11.1 This Subscription, including without limitation the representations, warranties and covenants contained herein, shall survive and continue in full force and effect and be binding upon the parties hereto notwithstanding the completion of the purchase of the Securities by the Subscriber pursuant hereto.

12. Assignment

12.1 This Subscription is not transferable or assignable.

13. Enurement

13.1 This Agreement shall enure to the benefit of and be binding upon the parties and their respective successors and assigns.

14. Public Announcement

14.1 The parties may disclose any information required to be disclosed to any federal, state, provincial or local government or governmental branch, board or agency necessary to comply with the relevant timely disclosure laws or the requirements of regulatory authorities, having jurisdiction in respect of the securities being purchased hereunder.

15. Execution

15.1 The Company shall be entitled to rely on delivery by facsimile machine of an executed copy of this Subscription and acceptance by the Company of such facsimile copy shall be equally effective to create a valid and binding agreement between the Subscriber and the Company in accordance with the terms hereof.

16. Severability

16.1 The invalidity or unenforceability of any particular provision of this Subscription shall not affect or limit the validity or enforceability of the remaining provisions of this Subscription. In the event that any term or other provision is held as being invalid, illegal or unenforceable, then that term(s) or provision(s) shall be deemed modified so as to effect the original intent of the parties as closely as possible in such a manner that will not be invalid, illegal or unenforceable.

17. Entire Agreement

17.1 Except as expressly provided in this Agreement and in the agreements, instruments and other documents contemplated or provided for herein, this Agreement contains the entire agreement between the parties with respect to the sale of the Securities and there are no other terms, conditions, representations or warranties, whether expressed, implied, oral or written, by statute or common law, by the Company or by anyone else.

18. Notices

18.1 All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices to the Subscriber shall be directed to the address of the Subscriber shown on the execution page of this Subscription Agreement and notices to the Company shall be directed to it at Life Systems Corp., 8717 - 148th Avenue N.E., Redmond, Washington 98052.

19. Counterparts

19.1 This Agreement may be executed in any number of counterparts, each of which, when so executed and delivered, shall constitute an original and all of which together shall constitute one instrument.

The Subscriber declares that he has examined the foregoing Subscription Agreement, and to the best of the Subscriber's knowledge and belief it is true, correct, and complete.

IN WITNESS WHEREOF the Subscriber has duly executed this Subscription Agreement as of the _________ day of __________________, 2001.

DELIVERY INSTRUCTIONS

1. Delivery - please deliver the Share certificates to:

649 W. South St. KENNETT SQ. Pa 19348

2. Registration - registration of the certificates which are to be delivered at closing should be made as follows:

John Pia

(name)

SAME AS Above

(address)

3. The undersigned hereby acknowledges that it will deliver to the Company all such additional completed forms in respect of the Subscriber's purchase of the Securities as may be required for filing with the appropriate securities commissions and regulatory authorities.

John Pia

(Name of Subscriber - Please type or print)

/s/ John Pia

(Signature and, if applicable, Office)

SAME AS Above #2

(Address of Subscriber)

SAME AS Above #2

(City, State or Province, Postal Code, Country of Subscriber)

A C C E P T A N C E

The above-mentioned Subscription in respect of the Securities is hereby accepted by Life Systems Corp.

DATED at Seattle, the 4th day of June, 2001.

Life Systems Corp.

/s/ Fereydoon Sadri

Per: ________________________________

Authorized Signatory

SCHEDULE A - DEFINITION OF "U.S. PERSON"

under REGULATION S

1.0 U.S. person as defined by Regulation S means:

  Any natural person resident in the United States;
  Any partnership or corporation organized or incorporated under the laws of the United States;
  Any estate of which any executor or administrator is a U.S. person;
  Any trust of which any trustee is a U.S. person;
  Any agency or branch of a foreign entity located in the United States;
  Any non-discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary for the benefit or account of a U.S. person;
  Any discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary organized, incorporated, or (if an individual) resident in the United States; and
  Any partnership or corporation if:
    Organized or incorporated under the laws of any foreign jurisdiction; and
    Formed by a U.S. person principally for the purpose of investing in securities not registered under the Act, unless it is organized or incorporated, and owned, by accredited investors (as defined in section 230.501(a)) who are not natural persons, estates or trusts.

    2.0 The following are not "U.S. persons":

      Any discretionary account or similar account (other than an estate or trust) held for the benefit or account of a non-U.S. person by a dealer or other professional fiduciary organized, incorporated, or (if an individual) resident in the United States;
      Any estate of which any professional fiduciary acting as executor or administrator is a U.S. person if:
    An executor or administrator of the estate who is not a U.S. person has sole or shared investment discretion with respect to the assets of the estate; and
    The estate is governed by foreign law;
    Any trust of which any professional fiduciary acting as trustee is a U.S. person, if a trustee who is not a U.S. person has sole or shared investment discretion with respect to the trust assets, and no beneficiary of the trust (and no settlor if the trust is revocable) is a U.S. person;
    An employee benefit plan established and administered in accordance with the law of a country other than the United States and customary practices and documentation of such country;
    Any agency or branch of a U.S. person located outside the United States if:
    The agency or branch operates for valid business reasons; and
    The agency or branch is engaged in the business of insurance or banking and is subject to substantive insurance or banking regulation, respectively, in the jurisdiction where located; and
    The International Monetary Fund, the International Bank for Reconstruction and Development, the Inter-American Development Bank, the Asian Development Bank, the African Development Bank, the United Nations, and their agencies, affiliates and pension plans, and any other similar international organizations, their agencies, affiliates and pension plans.

SCHEDULE B - LEGEND

"THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"). THE HOLDER HEREOF, BY PURCHASING THIS SECURITY, AGREES FOR THE BENEFIT OF THE COMPANY THAT THIS SECURITY MAY NOT BE RESOLD, PLEDGED OR OTHERWISE TRANSFERRED (X) PRIOR TO THE ONE YEAR ANNIVERSARY OF THE ISSUANCE HEREOF OR (Y) BY ANY HOLDER THAT WAS AN AFFILIATE OF THE COMPANY AT ANY TIME DURING THE THREE MONTHS PRECEDING THE DATE OF SUCH TRANSFER, IN EITHER CASE, OTHER THAN (1) TO THE COMPANY, (2) SO LONG AS THIS SECURITY IS ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE 1933 ACT ("RULE 144A"), TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A, PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE RESALE, PLEDGE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A (AS INDICATED BY THE BOX CHECKED BY THE TRANSFEROR ON THE CERTIFICATE OF TRANSFER ON THE REVERSE OF THIS SECURITY), (3) IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH REGULATION S UNDER THE 1933 ACT (AS INDICATED BY THE BOX CHECKED BY THE TRANSFEROR ON THE CERTIFICATE OF TRANSFER ON THE REVERSE OF THIS SECURITY), (4) TO AN INSTITUTION THAT IS AN "ACCREDITED INVESTOR" AS DEFINED IN RULE 501(a)(1), (2), (3) OR (7) UNDER THE 1933 ACT (AS INDICATED BY THE BOX CHECKED BY THE TRANSFEROR ON THE CERTIFICATE OF TRANSFER ON THE REVERSE OF THIS SECURITY) THAT IS ACQUIRING THIS SECURITY FOR INVESTMENT PURPOSES AND NOT FOR DISTRIBUTION, AND A CERTIFICATE IN THE FORM ATTACHED TO THIS SECURITY IS DELIVERED BY THE TRANSFEREE TO THE COMPANY, (5) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE 1933 ACT PROVIDED BY RULE 144 (IF APPLICABLE) UNDER THE 1933 ACT, OR (6) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT, IN EACH CASE IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES. AN INSTITUTIONAL ACCREDITED INVESTOR HOLDING THIS SECURITY AGREES THAT IT WILL FURNISH TO THE COMPANY SUCH CERTIFICATES AND OTHER INFORMATION AS IT MAY REASONABLY REQUIRE TO CONFIRM THAT ANY TRANSFER BY IT OF THIS SECURITY COMPLIES WITH THE FOREGOING RESTRICTIONS. "